UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Internet Sciences Inc

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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LYNDA CHERVIL

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

2021 INTERNET SCIENCES INC. ANNUAL SHAREHOLDER MEETING

DECEMBER 22, 2022

Dear Shareholders:

2021 was a pivotal year for Internet Sciences Inc (ISI). We spent a significant amount of time working with legal and financial advisors, accountant and auditor preparing for the approval of our Initial Public Offering (IPO) Registration Statement . On December 22, 2021 the Securities and Exchange Commission rendered our Initial Public Offering effective. We recruited key members of our executive team and formed a board of directors composed of a majority Independent Directors. In addition, we began discussions on the first of our proposed acquisitions.

2021 Financial performance

Let’s start by discussing our financial performance. We continued to be an underfunded company for the fiscal year ending December 31, 2021 with a Net Income Loss of ($53,648.) As we exited the 2021 fiscal year end , we hoped that we would complete our IPO raise in the first quarter of 2022. However, the instabilities in financial markets during 2022 presented a set of challenges for us to raise capital for our IPO. We have been and continue to aggressively pursue financing opportunities to be able to execute against our strategy.

Strategy and Execution

During 2022, we have deployed our strategy on three fronts for execution: product development, service and solutions delivery. On the product development front, we work on developing software products that fill opportunity gaps in two rapidly growing sectors of technology: Internet of Things (IoT) and Healthcare Bioinformatics. On the solutions and service delivery front, we specifically focus on the high growth areas of cyber security, managed services, assets management and automation . We are focusing on both middle market opportunities and enterprise market opportunities, which we believe offer significant opportunities for growth.

Conclusion

We entered 2022 more strategically focused which gives us confidence that we can deliver on several fronts for our overall strategy in 2023. Let me end by thanking you, our shareholders, for your continued confidence in Internet Sciences Inc. I am grateful for your support as we position Internet Sciences Inc. to move forward with a renewed sense of purpose.

Very truly your,

Lynda Chervil

Chairman & CEO

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521 Fifth Ave, 17th Fl, NY, NY 10175

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Internet Sciences, Inc (also referred to as “ISI” or the “Company”) will be held on December 22, 2022 at 11:00 am Eastern time, and any adjournments or postponements thereof.

The meeting will be held by audio teleconference only. You will not be able to attend the Meeting in person; all references herein to attending the Meeting or voting “in person” mean by means of audio teleconference rather than by physical presence. You will not be able to vote over the teleconference, however, you will be able to vote via the internet if you attend the teleconference.

The meeting is being held for the following purposes:

1. To elect nine (9) Board members for the Company;

2. To Ratify the Appointment of the Independent Registered Accounting Firm;

3. To Increase the Number of Board of Directors from Seven to Nine and to Ratify the Board’s Prior Increase of the Board Size from Four to Seven;

4. To Amend the Bylaws of the Company to Allow for Removal of Directors With of Without Cause;

5. To Approve Management’s Proposal on an Executive Compensation (Say On Pay);

6. To Approve the Board’s Committee Charters

7. To Approve the ISI 2022 Stock Incentive Plan

Only shareholders of record of the Company as of the close of business on November 8, 2022, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

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Attending the Meeting by Teleconference as a Shareholder of Record

To participate in the Meeting, please use the following number: Toll Free 667-770-1025 Pass Code 821426#. If you intend to vote at the Meeting, you can vote over the internet following the instructions on your Proxy Card. If you have any questions prior to the Meeting, please call the proxy solicitor, Computershare, Inc. (“Computershare”) at 866-641-4227.

By order of the Board of Directors of ISI,

Jeffrey A. Engelsman

Corporate Secretary

Dated: November 22, 2022

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card(s) or voting telephonically or on the Internet. If you are unable to attend the Meeting, please fill in, sign and return the enclosed Proxy Card(s) in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touch tone telephone or electronically on the Internet by following instructions contained on their Proxy Card(s).

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IMPORTANT NOTICE AND FREQUENTLY ASKED QUESTIONS

You should carefully review the accompanying Proxy Statement. The following “Questions and Answers” are provided for your convenience to address frequently asked questions. The information in these Questions and Answers is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

You are receiving these proxy materials, which includes the Notice of Annual Meeting of Shareholders (“Notice”), the Proxy Statement and your Proxy Card(s), because you have the right to notice of, and to vote at, an Annual Meeting of Shareholders (the “Meeting”) of Internet Services, Inc (“ISI” or the “Company”) that will be held on December 22, 2022, at 11:00 am Eastern time. These proxy materials describe each proposal, which shareholders of ISI will be asked to vote on at the Meeting and provide instructions so that your shares may be voted at the Meeting.

Why am I being asked to provide voting instructions?

Because you were a shareholder of record as of the close of business on November 8, 2022, the record date for the Meeting ISI is soliciting instructions from its shareholders on how to vote in ISI’s interest with respect to the proposals in the proxy.

What proposals am I being asked to vote on?

The Meeting is being held for the purpose of voting on the following proposals:

1. To elect nine (9) Board members for the Company;

2. To Ratify the Appointment of the Independent Registered Accounting Firm;

3. To Increase the Number of Board of Directors from Seven to Nine and to Ratify the Board’s Prior Increase of the Board Size from Four to Seven;

4. To Amend the Bylaws of the Company to Allow for Removal of Directors With or Without Cause;

5. To Approve Management’s Proposal on an Executive Compensation (Say On Pay);

6. To Approve the Board’s Committee Charters

7. To Approve the ISI 2022 Stock Incentive Plan

Why am I being asked to elect nine (9) Board members?

By law the Board of Directors must be approved by the shareholders. The Board has the ability to appoint Board members between shareholder meetings without a shareholder vote only if after such appointment at least two-thirds of the Board have been elected by shareholders. During 2021, the Board members were elected by written consent of the majority shareholder without a formal or special shareholder meeting. According to Section 2.2 of the Company’s Bylaws Board members are to be elected during the annual meeting of shareholders. Therefore, we are asking all shareholders to vote to approve the Board of Directors.

Why am I being asked to approve the Independent Registered Accounting Firm?

The Audit Committee annually reviews the Independent Registered Accounting Firm’s independence and performance in deciding whether to retain or engage a different independent auditor. Prior to engagement, the Audit Committee considers many factors including: its capability and performance, independence, extent and quality of its communications with the Audit Committee and the results of its services.

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Why am I being asked to approve the increase in the size of the Board and ratify the Board’s prior increase?

Section 3.2 of ISI’s Bylaws state that the Company may have from one to fifteen Directors. When the Company was originally constituted it originally had four Board members. In 2022, Management increased the size of the Board to seven. In order to increase the diversity and experience of the Board of Directors and to be consistent with other companies of similar size and in the same industry, management has recommended that the Board of Directors be increased to nine.

Why am I being asked to approve the Bylaws of the Company to allow for the removal of a Director with or without cause?

Section 3.12 of ISI’s Bylaws currently allow for removal of a Director only for cause which is limiting in the ability to remove a director. Demonstrating cause is next to impossible absent a clear showing of illegal or wrongful conduct. Many other company’s bylaws, as well as Sections 141(k) of the Delaware General Corporation Law, allow for the removal of a Director with or without cause. To be consistent with other companies within ISI’s business and Delaware law, management proposes that Section 3.12 of the Company’s Bylaws be amended to state:

Why am I being asked to approve the Executive Compensation?

The SEC requires public companies to disclose the compensation paid to CEOs and other high ranking officers of public companies. The Board is requesting an advisory vote for the approved compensation.

Why am I being asked to approve the Committee Charters?

The Bylaws of ISI require the shareholders to approve the Committee Charters and any material changes thereto.

Why am I being asked to approve the ISI 2022 Stock Incentive Plan

The SEC requires details of a stock incentive plan to be disclosed in an issuers 10K as well as for shareholders to approve such plan. The purpose of the plan is to enhance the Company’s ability to attract and retain qualified employees, officer directors, consultants and other providers and to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company.

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How does the Board suggest I vote?

The Board of ISI has carefully considered each Proposal as it applies to the Company and has unanimously recommended that you vote “FOR” each proposal.

There are more Nominees for Director than there are positions. How does the Board suggest I vote?

The Board believes each Director is qualified for the role and asks the shareholders to make their decisions based on the individual’s experience and diversified background to provide for varying points of view in order for each Director to best represent the Company and its shareholders.

I only hold a small investment. Does my vote matter?

Yes. All shareholders, regardless of size are encouraged to vote. Your vote is needed to ensure that the proposals can be acted upon at the Meeting. To act upon a proposal, a certain percentage of shares must be represented at the Meeting. This is called a quorum. If the Company does not obtain a quorum, the Meeting will be adjourned to a future date. In order to reach quorum, the Company may solicit shareholders through additional mailings or phone calls. These additional steps can be costly. Casting your vote helps avoid these costs.

How do I vote my shares?

You can vote in any of the following ways:

● Through the internet by logging on to the website indicted on your Proxy Card(s)

● By calling the toll-free number on your Proxy Card;

● By mailing the enclosed Proxy Card after signing and dating; or

You are encouraged to follow the instructions on your Proxy Card to vote your shares through the Internet or by telephone. Using these methods is quick and easy. No matter what method you choose, however, please carefully read the accompanying Proxy Statement before you vote.

What is the deadline for submitting my vote?

Please vote as soon as possible. If you do not plan to attend the Meeting, your vote must be received by ISI prior to the start of the meeting at 11:00 am Eastern time on December 12, 2022.

Who should I call if I have questions?

If you need assistance or have any questions please call the proxy solicitor, Computershare Fund Services, at 866-641-4227

The accompanying Proxy Statement contains detailed information about each proposal. Please read it carefully before casting your vote. Your vote is important no matter how many shares you own.

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521 Fifth Ave, 17th Fl, NY, NY 10175

]

_________________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 22, 2022

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies (separately referred to as a “Proxy” and collectively referred to as “Proxies”) by the Board of Directors of Internet Sciences, Inc (“ISI” or the “Company”). The Proxies are being solicited for use at Annual Meeting of Shareholders (the “Meeting”) of the Company that will be held on December 22, 2022 at 11:00 a.m., Eastern time, and any adjournments or postponements thereof.

The Meeting will be held by audio teleconference only. You will not be able to attend the Meeting in person; all references herein to attending the Meeting or voting “in person” mean in person by means of audio teleconference rather than by physical presence. It is expected that this Proxy Statement and the accompanying Notice of the Annual Meeting of Shareholders (“Notice”) and Proxy Card(s) will first be mailed to shareholders (“Shareholders”) on or about November 22, 2022. The purposes of the Meeting, the matters to be acted upon (the “Proposals”) and the commencement time of the Meeting are set forth in the accompanying Notice.

The meeting is being held for the following purposes:

1. To elect nine (9) Board members for the Company;

2. To Ratify the Appointment of the Independent Registered Accounting Firm;

3. To Increase the Number of Board of Directors from Seven to Nine and to Ratify the Board’s Prior Increase of the Board Size from Four to Seven;

4. To Amend the Bylaws of the Company to Allow for Removal of Directors With or Without Cause;

5. To Approve Management’s Proposal on an Executive Compensation (Say On Pay);

6. To Approve the Board’s Committee Charters

7. To Approve the ISI 2022 Stock Incentive Plan

If the accompanying Proxy Card(s) is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the Proxies named therein or referenced thereon, respectively, will vote the Shares in accordance with the instructions marked thereon. Properly executed but unmarked Proxy Cards submitted by Shareholders will be voted FOR a Proposal. A Proxy or voting instruction may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Company, execution and delivery of a later dated Proxy or voting instruction to the Secretary of the Company (whether by mail or, as discussed below, by touch tone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a Proxy or voting instruction; you must vote via the Internet at the Meeting.

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The Board has fixed the close of business on November 8, 2022, as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. The number of outstanding voting securities of the Company (“Shares”) as of the Record Date are set forth herein under the header Shareholder Ownership. This section also sets forth the persons who beneficially owned more than 5% of the Shares of a Fund.

Only one Proxy Statement may be delivered to multiple Shareholders sharing an address, unless the Company has received contrary instructions. The Company will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Shareholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Company that a Shareholder wishes to receive separate copies in the future, should be made in writing to the Secretary of the Company at the address listed above. Multiple Shareholders who are sharing an address and currently receive multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements written to the Secretary of the Company at the address listed above.

The cost of soliciting Proxies for the Meeting, including printing and mailing expenses, is expected to be approximately $4,700, which will be borne by the Company. The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers or employees of ISI without special compensation therefor. In addition, the Company employ Computershare Fund Services (“Computershare”) to make telephone calls to Shareholders to remind them to vote. The Company may also employ Computershare as proxy solicitor.

Shareholders may be able to vote their Shares by touch tone telephone or by Internet by following the instructions on the Proxy Card(s) accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Shareholder’s identity to allow Shareholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touch tone telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card(s). To vote by touch tone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card(s).

The last proxy vote or voting instruction received in time to be voted, whether by Internet, mailed Proxy Card(s) or touch tone telephone, will be the vote that is counted and will revoke all previous votes or instructions by the Shareholder.

The Board unanimously recommends that you vote “FOR” each Proposal.

Your vote is important. Please return your Proxy Card(s) promptly no matter how many Shares you own.

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SECURITY OWNERSHIP:

FIVE PERCENT HOLDERS

The following table shows each person who, based upon their most recent filings or correspondence with the SEC, beneficially owns more than five percent (5%) of our common stock:

NAME/BENEFICIALLY OWNED SHARES BENEFICIALLY OWNED PERCENT OF CLASS AS OF

Lynda Chervil	880,000 Class A	57.477%	11/8/2022
521 Fifth Avenue, 17th Floor NEW YORK, New York 10175	18,800,000 Class B	100%	11/8/2022

OFFICERS AND DIRECTOR STOCK OWNERSHIP

The following table shows the number of shares of ISI beneficially owned as of November 8, 2022 by each Director and each Executive Officer:

NAME TOTAL SHARES BENEFICIALLY OWNED PERCENT

INDEPENDENT DIRECTORS

Mark Deutsch	15,000	*
Lisa Bonalle Hannon	10,000	*
Mark Maybury	12,500	*
William McNitt	10,000	*
Vanessa Williams	11,000	*

NON-INDEPENDENT DIRECTORS AND EXECUTIVE OFFICERS

Lynda Chervil	880,000	57.477%
Matthew Liotine	35,500	2.319%
William Reuter	1,000

ALL Shares Entitled to Vote		1,531,050 Class A
		18,800,000 Class B

*Less than 1%

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DISCUSSION OF THE COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

The Audit Committee’s purpose is the assist the Board in overseeing: (1) the Company’s financial statements, accounting and financial processes and financial audits; (2) compliance with legal and regulatory requirements; (3) the registered public accounting firm’s qualifications, independence and performance (4) the systems of disclosure controls and procedures; (5) the internal controls over financial reporting; and (6) the Company’s compliance with ethical standards adopted by the Company. The Committee is composed of three independent directors.

COMPENSATION COMMITTEE

The Compensation Committee’s purpose is to assist the Board in establishing and maintaining compensation and benefits plans, policies and programs designed to attract, motivate and retain Company personnel with the requisite skills and abilities. The Committee is composed of the Chief Executive Officer and two independent directors.

NOMINATING COMMITTEE

The Nominating Committee assists the Board by identifying qualified individuals to become Board members consistent with criteria approved by the Board and recruiting them for membership. The committee will be composed of 1 management director and 2 independent directors.

GOVERNANCE COMMITTEE

The Governance Committee reviews and recommends changes to the Board’s governance guidelines and performs a leadership role in overseeing the evaluation of the Board and its Committees. The committee will be composed of 2 management directors and 1 independent director.

CURRENT BOARD AND COMMITTEE MEMBERSHIP

NAME	AUDIT	COMPENSATION	NOMINATING AND GOVERNANCE
Lynda Chervil		X	X
Mark Deutsch	X	X
Lisa Bonalle Hannon		X
Mark Maybury			X
William McNitt	X
Vanessa Williams	X

The Audit Committee did not participate in the 2021 audit since the committee was created in 2022. Therefore, there was no report from the Audit Committee to provide to shareholders.

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BOARD CORPORATE GOVERNANCE GUIDELINES

1. Board Size

- 9 fixed directors of the Board is optimal.

- Changes in the fixed number of the directors may be amended only by proposals submitted in the definitive proxy statements for shareholders vote at the annual shareholders meetings.

2. Number, Structure and Function of Committees

- The number, structure and function of the Board Committees may be reviewed periodically by the Nomination and Governance Committee with consent of the majority of the board of directors.

- The Audit, Compensation, Nominating, and Governance Committees shall each have a written charter. The Charters may be amended only by proposals submitted in the definitive proxy statements for shareholders votes at the annual shareholders’ meetings.

3. Board Meetings

- The frequency and length of the Board meetings are determined by the Chairman of the Board.

4. Agenda Items

- Agenda items are determined by the Chairman with input from the Committee Chairs to update the entire board on recent Committee meetings and actions.

5. Briefing Information

- Briefing materials and other relevant information are distributed in advance of the meetings.

6. Presentations by Management

- Members of management report at each meeting on business and other topics of interest to the Board.

7. Executive Sessions

- The independent directors shall meet without management.

- A designated independent director shall preside over executive sessions and will inform the Executive Chairman each time executive sessions are scheduled.

- The results and /or actions derived from executive sessions will be communicated to the executive Chairman by the designated independent director.

- The Executive Chairman will share the results and/or actions of executive sessions with other management directors.

8. Report by the Committees to the Board

- The Committees may regularly report to the Board on their proceedings. The Committees can bring to the Board for consideration matters and decisions that the Committees feel are of special importance.

9. Director Qualifications, responsibilities and Orientation

- Director qualifications are reviewed by the Nomination Committee for nomination consideration after two qualitative interviews by Committee members. All Director nominees and incumbent Directors for renomination will be nominated and renominated in the definitive proxy statements and subsequently elected by shareholders vote at the annual shareholders’ meetings.

- In the case of a vacancy of the Board, the Nomination Committee will select a board nominee for election by written consent of the majority shareholder /s or controlled person/s until the next annual shareholders’ meeting. A control person is a shareholder or a group that owns at least 10% of the outstanding shares of the company.

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- Directors are expected to invest time and effort necessary to understand the Company’s business, financial strategies and challenges.

- Basic duties and responsibilities of the directors include: attending Board meetings, preparing for meetings by advance review of any meeting materials and actively participating in Board discussions. Directors are also expected to make themselves available outside Board meetings for advice and consultation.

- The Corporate Secretary is responsible for providing orientation for new directors.

10. Candidates

- The Nominating Committee identifies and evaluates proposed candidates for addition to the Board.

- Shareholders have the right to propose board of directors candidates by shareholder proposal submitted to the Corporate Secretary. Such proposals are subject to evaluation by the Nomination Committee.

- Individuals are selected to join the Board based on their professional experience and the diversity of their backgrounds (including gender, ethnicity and sexual orientation).

11. Director Independence

- The Board shall be composed of a majority of independent directors.

- The Audit Committee shall be composed entirely of independent directors.

12. Change in Position

- Directors will tender their resignation:

o if they fail to receive a Majority Vote in an uncontested election for directors at annual shareholder’s meetings.

o In a contested election, the plurality rule will continue to apply and votes may be cast only ‘for ‘ or ‘withhold ‘ authority.

- Management directors are required to resign upon leaving the Company unless the management director holds a super majority of the votes or a substantial majority of the votes.

13. Director Compensation and Stock Ownership

- Director compensation and stock ownership are reviewed at least annually by the Compensation Committee.

- The Committee’s review includes a comparison of the Company’s director compensation practices against the practices of other companies of similar size and financial strength. The Committee’s objectives include ensuring that the non-management directors have a proprietary stake in the Company and that the interests of the directors continue to closely align with the interest of the shareholders.

14. Access to Senior Management and Independent Advisors

- Management is available to discuss matters of concern to directors.

- Directors may have access to team members provided notice of the request for such a meeting shall be provided to senior management prior to the team members meeting with Directors.

- The Board may retain independent advisors as it deems necessary at its discretion.

15. Interaction with Third Parties

- Management is the primary voice of the Company.

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PROPOSAL 1: ELECTION OF DIRECTORS

By law the Board of Directors must be approved by the shareholders. The Board has the ability to appoint Board members between shareholder meetings without a shareholder vote only if after such appointment at least two-thirds of the Board have been elected by shareholders. Since the Company is new, the Board needs to be approved by shareholders. The Board believes all candidates have appropriate backgrounds and bring a diverse set of skills to the Board.

ISI proposes the following slate of Board members:

A. Lynda Chervil: Lynda Chervil is Chairman, President and CEO of Internet Sciences Inc. (ISI), providing overall strategic direction for the company. Having led and managed a $1.1 billion business unit for 5 years at a fortune 50 company, Wells Fargo Bank (NYSE: WFC) and having held other business management roles, Ms. Chervil brings a demonstrated track record in leadership, sales management, customer experience, direct and matrix management structures, and execution of enterprise-wide initiatives.

Ms. Chervil is a Chartered Fellow at both the Institute of Consulting (IC) and Chartered Management Institute (CMI) in the U.K.

Ms. Chervil holds an M.S. in Integrated Marketing Communications from New York University and a B.S. from New York Institute of Technology.

B. Mark T. Maybury: Mark T. Maybury is currently the Chief Technology Officer of Stanley Black & Decker (NYSE: SWK). Dr. Maybury’s board experience extends over the past 17 years. A current member of the Defense Science Board, the Connecticut Science Center Board, and the Mark Twain House and Museum Board, he served on the Executive Committee of the Air Force Scientific Advisory Board and the Homeland Security Science and Technology Advisory Committee. He is a former member of the board of the Object Management Group/Industrial Internet Consortia and of the Advanced Cyber Security Center (ACSC). He serves on the DoE JCESR Energy Storage Advisory Committee. Dr. Maybury is a Fellow of both the IEEE and the Association for the Advancement of Artificial Intelligence.

He has authored or edited 10 books and more than 60 refereed publications. He has testified to the U.S. Congress, served as expert witness in the U.K., and was awarded 3 patents plus one pending and numerous awards including from the Secretary of Defense and President of the United States.

Mr. Maybury holds a B.S. degree in Mathematics from the College of Holy Cross, a M.S. from Cambridge University, M.B.A. from Rensselaer Polytechnique Institute and P.H.D. from Cambridge University

C. Lisa Bonalle-Hannan: Lisa Bonalle-Hannan is currently the CEO and President of the Verisk Financial Group, a division of Verisk Analytics (NASDAQ: VRSK). In this role Lisa oversees six companies that focus on data analytic and information services solutions for banks, fin-techs, retailers, and media platforms across the globe. Lisa has more than 30 years of experience in the payments, consumer banking and e-commerce arena.

Her board experience includes serving on the board of Reward, UK, where she sits on the finance and compensation committees; Providence College Board of Overseers, The Ursuline School Board of Trustees. Lisa has served as the President of the Partnership for the Huguenot Children’s Library.

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She has extensive expertise in corporate strategy, business transformation, M&A, and product development. She conceived, developed, and launched a marketing effectiveness and spend analytics company. Before joining Verisk, Lisa was the president of Financial Solutions for Affinion Group. She also held senior management positions in the credit card divisions of Citibank and JPMorgan. Lisa is a noted speaker on electronic payments and was recently named a 2020 Top 20 Reg-Tech Global Executive.

Lisa holds an MBA from New York University where she graduated with honors, and a BA , summa cum laude, from Providence College

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D. Willard C. McNitt: Willard C. McNitt is a senior executive with public and private company experience in a wide variety of industries. He has significant experience as an executive officer with a deep understanding of financial markets and institutions with international exposure and strengths in developing solutions to complex financial challenges. Mr. McNitt is presently a Principal at Thurston Group. Since 2000, Thurston Group has invested in lower middle-market private companies in healthcare, telecom, financial services, and Internet services. Mr. McNitt is involved with the Thurston Group’s M & A, business development, and investor relations activities.

Mr. McNitt serves or has served as a member of the board of directors of Royalty Capital, ACG Chicago, Claremont McKenna College Parents Board, Harvard Club of Chicago, Goodman Theater, Prentice Hospital, Amherst Club of Chicago, Harvard Business School of Chicago, Henrotin Hospital-Junior Board and Chicago Symphony-Junior Board.

Mr. McNitt is a member of industry groups, including ACG, ACHE, AICPA, CFA, FEI, HFMA, NACD, SHSMD and TMA. He received a B. A. with Honors in Economics from Amherst College and a MBA in Finance from Harvard Business School. He is a certified public accountant and Certified Financial Analyst.

E. Mark Deutsch: Mark Deutsch is a senior private equity professional with over 30 years of experience successfully investing in private companies across a wide range of industries. He is the Founder and President of Deutsch Capital LLC, a private equity investment firm.

In prior roles, Mark was a senior partner at Verus Investment Partners and a founding partner at Hudson Ferry Capital. Both firms focused on the lower middle market and targeted investments in a wide range of sectors including industrial and manufacturing, building products, business services, and high margin distribution. He also led new business development efforts at both of these firms and, at Hudson Ferry, he raised the majority of the firm’s private capital.

Mark was previously managing partner of Kenner & Company, Inc., a leading middle-market private equity firm with a principal focus on the building products industry. Previously, he was a Vice President at BT Securities Corporation, a wholly-owned subsidiary of Bankers Trust (now Deutsche Bank). Mark began his career as a certified public accountant with KPMG.

Mark currently serves on the Board of Directors of Skyline Windows and MeTEOR Education, and the Strategic Advisory Board of Curemark LLC. He served on the Board of Directors of Behr Process Corporation, Therma-Tru Corporation, Champion Windows, Pace Industries, Atrium Windows, Contrax Furnishings, BSI Holdings, TruStiles Doors, Aneco Electrical Construction, Sequentia Incorporated, and Listman Home Technologies. Mark received an MBA from Harvard Business School and a BS, summa cum laude, in accounting from Binghamton University.

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F. Vanessa Williams: Vanessa Williams is the Founder and CEO of Leading Edge Consulting, LLC, a distinguished executive advisory firm with a strong focus on achieving real business outcomes. She possesses a unique combination of Fortune 500 executive success and credentials coaching and guiding CEOs and senior leaders. Vanessa's deep and broad operational, financial, and cross-functional experiences enable her to bring an enterprise-wide view and high business acumen to deliberations and decisions facing any board of directors.

For 25+ years, Vanessa led service, relationship management, productivity, and talent development at major financial services institutions for large client segments in the US and internationally. She led collaboration across multiple Prudential Retirement functions, implementing holistic solutions to improve the customer experience. At Sun Life Financial, Vanessa worked with the worldwide organization to embed the enterprise customer loyalty program. Earlier in her career, she led financial and operational teams at Aetna, Kaiser Permanente, and the University of Connecticut Health Center. She is a Director for two CEO Trust Advisory Boards – Virginia Industries, Inc., and First State Bank of Texas. Vanessa was recently Board Chair of Easterseals Capital Region & Eastern Connecticut.

Vanessa holds an MS from Rensselaer Polytechnic Institute and a BS from Virginia State University. She has the Professional Certified Coach designation, granted by the International Coach Federation, and received corporate board of directors' certification by CEO Trust's BoardTrust

G. Michael Kahn: Michael Kahn is currently the CFO of technology start-up Let’s Roar Inc. He has spent over fifteen years in the investment and merchant banking industry and retains a strong understanding of, and experience in, corporate finance, capital markets, mergers and acquisition advisory, and alternative investments across several industries, including high technology and real estate.

He has held the role of CFO with private and public companies, including eQube Gaming Ltd., Lifestyle Global Brands, RentMoola (now Letus), and Simgo Ltd. He currently sits on the board of directors at Commonwealth Capital Limited and has sat on the Board of Lifestyle Global Brands. He also sits on the board of non-profit, Toronto Rugby.

Michael completed his B.A. in Commerce at McGill University (Montreal, Quebec) and his M.B.A. at the Ivey Business School at the University of Western Ontario (London, Ontario).

H. Ken Sanders: Ken Sanders currently serves as Chairman of the Board of DIRTT (NASDAQ: DRTT, TSX: DRT), a leader in industrialized construction with headquarters in Calgary, Canada. He also serves on two private boards: NELSON, an award-winning architecture, interior design, and brand strategy firm headquartered in Minneapolis, Minnesota; and Clarus, a leading designer and manufacturer of writable glass boards, headquartered in Ft. Worth, Texas.

Since 2019, Mr. Sanders has been a Managing Principal at Design Intelligence where he provides strategic consulting services on digital innovation, operational excellence, and leadership development. Between January 2002 and December 2018, Mr. Sanders was Chief Information Officer, Managing Principal, and Board member at Gensler, the world’s largest architecture firm, and co-led the team responsible for Gensler’s global operations, including finance, legal, talent, design technology, research and business development. From 1993 to 2002, he was a Partner of ZGF Architects LLP.

He holds a B.A. in Architecture from the University of California, Berkeley.

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I. Dr. Lisa Johnson- Pratt: Dr. Lisa Johnson-Pratt is the founder and President of Ananias Ventures where she provides strategic advisory services to the biotechnology healthcare sector. Her focus is on advising C-Suite executives in the Cell and Gene Therapy arena. She currently serves on the board of directors for biopharmaceutical companies TRACON Pharmaceuticals and Assembly Bio, as well as for Young People in Recovery, a national non profit that supports young people to thrive after recovering from substance abuse. Prior to her advisory roles, Dr. Johnson-Pratt served as Senior Vice President, New Product Commercial Strategy at Ionis Pharmaceuticals. She joined Ionis following its acquisition of Akcea Therapeutics where she served as Senior Vice President, New Product Strategy and was responsible for the commercialization strategy for three late-stage rare disease programs. Dr. Johnson-Pratt spent several years at GlaxoSmithKline (GSK) as Head of Early Pipeline Commercial Strategy and Head of Global Commercial Pharma Center of Excellence leading oncology early commercial strategy. Earlier in her career, Dr. Johnson-Pratt also served in leadership roles at GlaxoWellcome; Stiefel, a GSK company; and Merck & Co. Inc.

Education:

BS/ MD: Howard University

Residency/ Fellowship: Internal Medicine, Howard University

Diploma of Pharmaceutical Medicine, Royal College of Physicians

J. Jeffrey A. Engelsman: Jeffrey Engelsman is an experienced securities and business attorney and chief compliance officer with approximately 30 years of experience. Mr. Engelsman is the Founder and President of Financial Services Consulting, LLC a legal and compliance consulting firm. Previously, Mr. Engelsman served as Global CCO for TCW Group, Inc. and their affiliated investment advisers as well as CCO for their sponsored registered funds.

Prior to TCW, he worked at New York Life Insurance Company. Mr. Engelsman served as a Managing Director of New York Life Investments and as CCO for the MainStay Funds. Prior to being CCO he headed up the retail legal department as a Director and Assistant General Counsel. Before New York Life Investments, Mr. Engelsman was a Director and Senior Counsel at Deutsche Asset Management where he was involved in all daily aspects for the Scudder, Deutsche, Flag Investors, Bankers Trust and Morgan Grenfell Funds. In addition, he oversaw the regulatory exams for the advisors and funds and was tasked with creating new policies and procedures for new regulations. Prior to Deutsche Asset Management, Mr. Engelsman was an attorney with Great West Life & Annuity Insurance Company. Here Mr. Engelsman focused on corporate governance and insurance licensing in addition to securities filings, broker-dealer matters, and transfer agent matters.

EDUCATION

B.S from Wharton School of Finance at the University of Pennsylvania

J.D. from Boston University

LLM in Taxation from University of Denver.

LICENSES

FINRA licenses: Series 7, 24, 63 and 66

Legal Bar licenses: Colorado and Missouri.

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THE BOARD RECOMMENDS YOU VOTE FOR ANY NINE (9) OF THE NOMINEES INTRODUCED ABOVE

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

ISI’s Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm that audits ISI’s consolidated financial statements, and its internal controls over financial reporting. In accordance with its role, the Audit Committee has selected the firm of Pinnacle Accounting Group of Utah, a DBA of Heaton & Company PLLC, an independent registered public accounting firm for ISI’s audits for the year 2022. With the endorsement of the Board of Directors, the Audit Committee believes this selection is in the best interests of ISI and its shareholders and recommends to shareholders that they ratify that appointment. Management appointed Pinnacle Accounting Group of Utah, a DBA of Heaton & Company PLLC to serve in this capacity during the year 2021 as there was no audit committee in 2021.

The Audit Committee annually reviews Pinnacle Accounting Group of Utah’s independence and performance in deciding whether to retain or engage a different independent auditor. Prior to engagement, the Audit Committee considers many factors including: its capability and performance, independence, extent and quality of its communications with the Audit Committee and the results of its services.

Pinnacle Accounting Group of Utah’s representatives will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THIS PROPOSAL

PROPOSAL 3: MANAGEMENT PROPOSAL TO INCREASE THE NUMBER OF BOARD OF DIRECTORS FROM SEVEN TO NINE AND TO RATIFY THE BOARD’S PRIOR INCREASE IN THE SIZE OF THE BOARD OF DIRECTORS FROM FOUR TO SEVEN.

Section 3.2 of ISI’s Bylaws state that the Company may have from one to fifteen Directors. When the Company was originally constituted it originally had four Board members. In 2022, Management increased the size of the Board to seven. In order to increase the diversity and experience of the Board of Directors and to be consistent with other companies of similar size and in the same industry, management has recommended that the Board of Directors be increased to nine. Management and the Board of Directors believe that it is in ISI’s and its shareholders best interest to increase to the size of the Board to increase the experience and diversity of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE INCREASE OF THE BOARD OF DIRECTORS TO NINE AND TO RATIFY THE BOARD’S PRIOR INCREASE IN SIZE FROM FOUR TO SEVEN.

PROPOSAL 4: MANAGEMENT PROPOSAL TO AMEND THE BYLAWS OF THE COMPANY TO ALLOW FOR REMOVAL OF DIRECTORS WITH OR WITHOUT CAUSE

Section 3.12 of ISI’s Bylaws currently allow for removal of a Director only for cause which is limiting in the ability to remove a director. Demonstrating cause is next to impossible absent a clear showing of illegal or wrongful conduct. Many other company’s bylaws, as well as Sections 141(k) of the Delaware General Corporation Law, allow for the removal of a Director with or without cause. To be consistent with other companies within ISI’s business and Delaware law, management proposes that Section 3.12 of the Company’s Bylaws be amended to state:

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“Any director or the entire Board of Directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors.”

THE BOARD RECOMMENDS YOU VOTE FOR THE AMENDMENT TO AMEND ISI’S BYLAWS TO ALLOW FOR REMOVAL OF DIRECTORS WITH OR WITHOUT CAUSE.

PROPOSAL 5: MANAGEMENT PROPOSAL ON ADVISORY VOTE ON EXECUTIVE COMPENSATION PLAN (SAY ON PAY)

ISI is asking you to approve the Compensation Plan for the named officer and directors as disclosed in this Proxy Statement. The federal securities laws require disclosure of certain executive officer’s pay such as the CEO and other high ranking executives of public companies. Since the CEO’s compensation plan was not approved until 2021, shareholders are being asked to approve the CEO’s compensation for 2020 and 2021. In 2021 the Board authorized the issuance of 360,000 shares to be granted to the CEO to be split as follows for compensation for 2020 and 2021. For year end 2020 the CEO was granted 160,000 shares of Class A Common Stock at a par value of $0.01 as compensation for services rendered. For year end 2021 the CEO was granted 160,000 shares of Class A Common Stock at a par value of $0.01 for services rendered.

As Such the Board of Directors is recommending the following resolution

Resolved: The Board hereby recommends that Shareholders approve a grant of 160,000 shares of Class A restricted stock, of the Company to the CEO, as compensation for work completed in 2020 and a grant of 160,000 shares of Class A restricted stock, of the Company to the CEO, as compensation for work completed in 2021.

THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE RECOMMEND AN ADVISORY VOTE FOR THIS PROPOSAL

PROPOSAL 6: MANAGEMENT RECOMMENDS THAT SHAREHOLDERS APPROVE THE BOARD COMMITTEE CHARTERS.

ISI is asking you to approve the committee charters of the four Board Committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Governance Committee.

The Nominating Committee will assist the Board by identifying and recruiting qualified individuals to become Board members consistent with criteria approved by the Board. This Committee will be composed of one independent director and two management directors.

The Governance Committee will oversee the evaluation of the Board members and its Committees. This Committee would be composed of one independent director and two management directors. ISI believes that having two separate committees is in the best interest of the Board, the Company and ultimately the shareholders as the Board Members will be able to better focus their attention on the respective matters.

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As a newly formed company with a newly formed Board of Directors ISI believes it is in the shareholders best interest and in accordance with the governing documents that shareholders approve the Board Committee Charters. We are therefore requesting your vote on the following resolution:

“RESOLVED, that the Committee charters as provided herewith are approved.”

Please see the Appendix for copies of the Committee charters.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THIS PROPOSAL

PROPOSAL 7: TO APPROVE THE ISI 2022 STOCK INCENTIVE PLAN

The ISI 2022 Stock Incentive Plan. (A copy of the proposed plan is attached as Exhibit 2 to this Proxy. Management would like to implement the attached stock incentive plan effective January 1, 2023. ISI would like shareholders to approve this plan to allow the Company to enhance its ability to attract and retain qualified employees, officer directors, consultants and other providers and to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company. The plan sets forth the total number of shares reserved and available for grant and issuance and the means by which such shares are granted/awarded.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders

1,000,000 Shares will be issued as incentive stock options. ISO’s will be granted only to employees. Nonqualified Stock Options (NSOs) may be granted to employees, consultants, directors and non-employee directors for bona fide services. No Participant will be eligible to receive an Award of more than 100,000 shares in any calendar year.

Currently no shares have been issued under this incentive plan so all 1,000,000 shares are available for future issuance.
Types of Awards

Awards can take the following form:

1. Options (right but not the obligation to purchase shares).

2. Restricted Stock (offer to sell shares to Employee).

3. Stock Bonus (Award to Employee, Consultant or Director for services to be rendered or for past services already rendered).

None issued at this time pursuant to this plan

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4. Stock Appreciation Rights (an award to an eligible employee, consultant or director that may be settled in cash or shares having a value as further described in the plan).

5. Restricted Stock Units (an award to an eligible employee, consultant or director covering a number of shares that may be settled in cash and/or by issuance of shares).

6. Performance Awards (an award to an eligible employee, consultant or director of a cash bonus or an award of Performance Shares that may be settled in cash or issuance of shares).

Grants to Non Employee Directors	Of the eligible shares the plan designates a total of 250,000 shares that may be granted to Non-Employee Directors and no more than 100,000 in any calendar year.	None issued at this time pursuant to this plan

For the reasons discussed above, the Compensation Committee and ISI’s Board of Directors believe our compensation policies and programs are aligned with the interests of our shareholders. We are therefore requesting your nonbinding vote on the following resolution:

“RESOLVED, that the Compensation Plan as disclosed in this Proxy Statement is approved.” THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THIS PROPOSAL

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Appendix 1 – Revised Committee Charters

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Audit Committee Charter 1 February 2022

I. Purpose and Authority

The Audit Committee (the “Committee”) is established by and among the Board of Directors (the “Board”) for the purposes of assisting the Board in:

• Overseeing the integrity of the company’s financial statements and the Company’s accounting and financial reporting processes and financial statement audits

[NASDAQ Corporate Governance Rule 5605(c)(1)(C)]

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• Overseeing the Company’s compliance with legal and regulatory requirements • Overseeing the registered public accounting firm’s (independent auditor’s) qualifications and independence [NASDAQ Corporate Governance Rule 5605(c)(1)(B)]

• Overseeing the performance of the Company’s independent auditor and internal audit function • Overseeing the Company’s systems of disclosure controls and procedures

• Overseeing the Company’s internal controls over financial reporting

• Overseeing the Company’s compliance with ethical standards adopted by the company.

The Committee shall report regularly to the Board regarding the execution of its duties and responsibilities.

The Committee should encourage continuous improvement and should foster adherence to the Company’s policies, procedures, and practices at all levels. The Committee has the authority to conduct investigations into any matters within its scope of responsibility and obtain advice and assistance from outside legal, accounting, or other advisers when necessary to perform its duties and responsibilities [Rule 10A-3(b)(4) of the Exchange Act, NASDAQ Corporate Governance Rule 5605(c)(3)].

In carrying out its duties and responsibilities, the Committee has the authority to engage outside legal, accounting, or other advisers [Rule 10A-3(b)(4) of the Exchange Act, and NASDAQ Corporate Governance Rule 5605(c)(3)], and to seek any information it requires from employees, officers, and directors.

The Company will provide appropriate funding, as determined by the Committee, for compensation to the independent auditor, to any advisers that the Committee chooses to engage, and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. [Rule 10A-3(b)(5) of the Exchange Act and NASDAQ Corporate Governance Rule 5605(c)(3)].

The Committee’s principal responsibility is one of oversight. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor.

This Charter shall be reviewed at least annually and recommend any necessary amendments to the Board [NASDAQ Corporate Governance Rule 5605(c)(1)]. The Committee shall also conduct an annual evaluation of its performance relative to the purpose, duties and responsibilities described herein. The Committee may delegate any of its duties and responsibilities to subcommittees, as the Committee may deem appropriate. The decisions made pursuant to any such delegated authority shall be reported to the full Committee at its next scheduled meeting.

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II. Composition and Meetings

The Committee will comprise three or more directors as determined by the Board [NASDAQ Corporate Governance Rule 5605(c)(2)(A)].

Committee members will be appointed by the Board at the annual organizational meeting of the Board to serve until their successors are elected. Unless a chairman is elected by the full Board, the members of the committee may designate a chairman by majority vote.

Each Audit Committee member will meet the applicable standards of independence and the determination of independence will be made by the Board and as defined by applicable standards listing [Section 10A of the Exchange Act and NASDAQ Corporate Governance Rule 5605(c)(2)(A)].

All members of the committee must comply with all financial literacy requirements of the securities exchanges on which the company is listed. At least one member will qualify as an “audit committee financial expert” as defined by the SEC and determined by the Board and appropriate disclosure will be made [Item 407(d)(5) of Regulation S-K and NASDAQ Corporate Governance Rule 5605(c)(2)(A)]. To help meet these requirements, the Audit Committee will provide its members with annual continuing education opportunities in financial reporting and other areas relevant to the Audit Committee.

The Board will determine that a director‘s simultaneous service on multiple audit committees will not impair the ability of such member to serve on the Audit Committee. The Committee will meet at least quarterly, or more frequently as circumstances dictate. The Committee chairman will approve the agenda for the Committee‘s meetings and any member may suggest items for consideration. Briefing materials will be provided to the Committee as far in advance of meetings as practicable.

Each regularly scheduled meeting will conclude with an executive session of the Committee absent members of management. As part of its responsibility to foster open communication, the Committee will meet periodically with management, the director of the internal audit function, and the independent auditor in separate executive sessions.

III. Responsibilities and Duties

To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports/Accounting Information Review

Review this charter at least annually and recommend any necessary amendments to the Board of Directors [NASDAQ Corporate Governance Rule 5605(c)(1)]. Meet with management [Item 407(d)(3)(i)(A) of Regulation S-K] and the independent auditor to review and discuss the Company’s annual financial statements and quarterly financial statements prior to the Company’s Form 10-K and 10- Q filings or release of earnings, including the Company’s disclosures under “Management‘s Discussion and Analysis of Financial Condition and Results of Operations” [Item 303 of Regulation S-K].

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Review internal control reports (or summaries thereof), other relevant reports or financial information submitted by the Company to any governmental body or the public, and relevant reports rendered by the independent auditor (or summaries thereof).

Review internal control reports (or summaries thereof), other relevant reports or financial information submitted by the Company to any governmental body or the public, and relevant reports rendered by the independent auditor (or summaries thereof).

Discuss the listed Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including the type and presentation of information, paying particular attention to any pro forma or adjusted non-GAAP information. Such discussions may be in general terms (i.e., discussion of the types of information to be disclosed and the type of presentations to be made).

Review the regular internal reports to management (or summaries thereof) prepared by the internal audit function, as well as management‘s response.

Independent Auditor

Appoint (and recommend that the Board submit for shareholder ratification, if applicable), compensate, retain, and oversee the work performed by the independent auditor retained for the purpose of preparing or issuing an audit report or related work, including the resolution of disagreements between management and the independent auditor regarding financial reporting [Rule 10A-3(b)(2) of the Exchange Act and NASDAQ Corporate Governance Rule 5605(c)(3)]. Review the qualifications and independence of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor will report directly to the Audit Committee [Rule 10A-3(b)(2) of the Exchange Act].

Review and preapprove (which may be pursuant to preapproval policies and procedures1) both audit and nonaudit services to be provided by the independent auditor [Section 10A(g) and (h) of the Exchange Act]. The authority to grant preapprovals may be delegated to one or more designated members of the Audit Committee, whose decisions will be presented to the full Audit Committee at its next regularly scheduled meeting [Section 10A(i) of the Exchange Act]. Consider whether the auditor‘s provision of permissible nonaudit services is compatible with the auditor‘s independence [Rule 2-01(c) of Regulation SX]. Actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take appropriate actions to oversee the independence of the independent auditor [NASDAQ Corporate Governance Rule 5605(c)(1)(B)].

Discuss with the independent auditor the matters required to be discussed under the standards of the PCAOB [Item 407(d)(3)(i)(B) of Regulation S-K].

Review with the independent auditor any problems or difficulties encountered during the course of the audit, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management, together with management’s response.

Hold timely discussions with the independent auditor regarding the following:

•	All critical accounting policies and practices [Rule 2-07(a)(1) of Regulation S-X]
•	All alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor [Rule 2- 07(a)(2) of Regulation S-X]
•	Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences [Rule 2-07(a)(3) of Regulation S-X].

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At least annually, obtain and review a report by the independent auditor describing:

•	The independent auditor‘s internal quality-control procedures.
•	Any material issues raised by the most recent internal quality control review or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to independent audits carried out by the independent auditor, and any steps taken to deal with such issues.
•	All relationships between the independent auditor and the company addressing the matters set forth in PCAOB Rule 3526 [Item 407(d)(3)(i)(C) of Regulation S-K].

Review the experience and qualifications of the lead partner each year and determine that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed. The Audit Committee should present its conclusions to the full Board.

Set policies, consistent with governing laws and regulations, for hiring personnel of the independent auditor. Such policy should take into consideration the one-year “cooling-off period” for individuals in a financial reporting oversight role, such as the CEO, CFO, controller, CAO, or the equivalent, as well as other prohibited relationships under the related rules of the SEC. 7

Financial reporting processes, accounting policies, and internal control structure

In consultation with the independent auditor and the internal audit function, review the integrity of the Company’s internal and external financial reporting processes.

Understand the scope of the audit plan, including the independent auditors’ review of internal control over financial reporting. Receive and review any disclosure from the Company’s CEO and CFO made in connection with the certification of the company’s quarterly and annual reports filed with the SEC of: a) significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls [Rules 13A-14(a) and 15d-14(a) of the Exchange Act].

Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; major issues as to the adequacy of the Company’s internal controls; and any special audit steps adopted in light of material control deficiencies.

Review analyses prepared by management and the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

Review the effect of regulatory and accounting initiatives, as well as off-balance-sheet structures, on the financial statements of the Company.

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Review and approve all related-party transactions, defined as those transactions required to be disclosed under Items 404(a) and (b) of Regulation S-K and NASDAQ Corporate Governance Rule 5630. Discuss with the independent auditor its evaluation of the Company’s identification of, accounting for, and disclosure of its relationships with related parties as set forth under the standards of the PCAOB.

Establish and oversee procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, including procedures for confidential, anonymous submissions by Company employees regarding questionable accounting or auditing matters [Rule 10A-3(b)(3) of the Exchange Act and NASDAQ Corporate Governance Rule 5605(c)(3)].

Internal Audit

Review and advise on the selection and removal of the internal audit director.

Review the activities and organizational structure of the internal audit function, as well as the qualifications of its personnel.

Annually, review and recommend changes (if any) to the internal audit charter.

Periodically review, with the internal audit director, any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function‘s work.

Periodically review, with the independent auditor, the internal audit function‘s responsibility, budget, and staffing.

Ethical compliance, legal compliance, and risk management

Oversee, review, and periodically receive reports from management about the Company’s code of business conduct and ethics and the Company’s system to monitor compliance with and enforcement of this code.

Receive periodic reports from the Company’s counsel relating to legal compliance and regulatory matters that could have a significant impact on the Company’s financial statements.

Discuss policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial risk exposures and the steps management has undertaken to control them.

Consider the risk of management‘s ability to override the Company’s internal controls.

Reporting

Report regularly to the Board regarding the execution of the Audit Committee‘s duties, responsibilities, and activities, any issues encountered, and related recommendations.

Recommend to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K [Item 407(d)(3)(i)(D) of Regulation S-K].

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IV. Other Responsibilities

Conduct an annual performance assessment relative to the Audit Committee‘s purpose, duties, and responsibilities outlined herein.

Perform any other activities consistent with this charter, the Company’s bylaws, and governing laws that the Board or Audit Committee determines are necessary or appropriate.

V. Application of Rules to a Controlled Company

1. Definition

A Controlled Company is a Company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company.

2. Exemptions Afforded to a Controlled Company

A Controlled Company is exempt from the requirements of Rules 5605(b), (d) and (e), except for the requirements of subsection (b)(2) which pertain to executive sessions of Independent Directors. A Controlled Company, other than a Foreign Private Issuer, relying upon this exemption must comply with the disclosure requirements set forth in Instruction 1 to Item 407(a) of Regulation S-K. A Foreign Private Issuer must disclose in its next annual report (e.g., Form 20-F or 40-F) that it is a Controlled Company and the basis for that determination.

3. Phase-In Schedule for a Company Ceasing to be a Controlled Company

A Company that has ceased to be a Controlled Company within the meaning of Rule 5615(c)(1) shall be permitted to phase-in its independent nomination and compensation committees and majority independent board on the same schedule as Companies listing in conjunction with their initial public offering. It should be noted, however, that a Company that has ceased to be a Controlled Company within the meaning of Rule 5615(c)(1) must comply with the audit committee requirements of Rule 5605(c) as of the date it ceased to be a Controlled Company. Furthermore, the executive sessions requirement of Rule 5605(b)(2) applies to Controlled Companies as of the date of listing and continues to apply after it ceases to be controlled.

IM-5615-5. Controlled Company Exemption

This exemption recognizes that majority Shareholders, including parent companies, have the right to select directors and control certain key decisions, such as executive officer compensation, by virtue of their ownership rights. In order for a group to exist for purposes of this rule, the Shareholders must have publicly filed a notice that they are acting as a group (e.g., a Schedule 13D). A Controlled Company not relying upon this exemption need not provide any special disclosures about its controlled status. It should be emphasized that this controlled company exemption does not extend to the audit committee requirements under Rule 5605(c) or the requirement for executive sessions of Independent Directors under Rule 5605(b)(2).

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Compensation Committee Charter November 15, 2022

I. Purpose and Authority

The Compensation Committee (the “Committee”) is established by and among the Board of Directors (the “Board”) for the purposes of assisting the Board in:

•	The oversight of the Company’s establishment and maintenance of compensation and benefit plans, policies and programs designed to attract, motivate and retain personnel with the requisite skills and abilities;
•	The approval of the compensation of the Company’s Chief Executive Officer (the “CEO”), and the Company’s other executive officers, as defined by Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Act”); and
•	Compliance with the applicable compensation rules, regulations and guidelines of the Securities and Exchange Commission (the “SEC”) and other applicable law and stock exchange rules.

The Committee shall report regularly to the Board regarding the execution of its duties and responsibilities.

The Committee shall seek to ensure that compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company’s stockholders. In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws (as in effect from time to time) and applicable law.

The Committee should encourage continuous improvement and should foster adherence to the company’s policies, procedures, and practices at all levels. The Committee has the authority to conduct investigations into any matters within its scope of responsibility and obtain advice and assistance from outside legal, accounting, or other advisers when necessary to perform its duties and responsibilities.

In carrying out its duties and responsibilities, the Committee has the authority to engage outside legal, accounting, or other advisers, and to seek any information it requires from employees, officers, and directors.

This Charter shall be reviewed at least annually and recommend any necessary amendments to the Board. The Committee shall also conduct an annual evaluation of its performance relative to the purpose, duties and responsibilities described herein. The Committee may delegate any of its duties and responsibilities to subcommittees, as the Committee may deem appropriate. The decisions made pursuant to any such delegated authority shall be reported to the full Committee at its next scheduled meeting.

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II. Composition and Meetings

The Committee will comprise at least three directors including a non-independent director determined by the majority shareholder of the corporation.

Committee members will be appointed by the Board at the annual organizational meeting of the Board to serve until their successors are elected. At least 2 two members of the Committee must qualify as “non employee directors”. At least two members of the Committee must qualify as “outside directors”.

The Committee will provide its members with annual continuing education opportunities in compensation and other areas relevant to the Committee.

The Committee will meet at least annually, or more frequently as circumstances dictate. The Committee chairman will approve the agenda for the Committee’s meetings and any member may suggest items for consideration. Briefing materials will be provided to the Committee as far in advance of meetings as practicable.

III. Responsibilities and Duties

To fulfill its responsibilities and duties, the Compensation Committee shall:

1. With respect to executive compensation:

•	Review and approve the performance goals and objectives for the CEO and other Executive Officers, including the performance goals and objectives for purposes of payments and awards under the short-term incentive compensation plans and the long-term incentive compensation plans.
•	Annually determine the extent to which such performance goals and objectives have been met.
•	Evaluate the CEO’s performance using a multi-step process including setting the goals and objectives at the beginning of the fiscal year, a mid-year review and a year-end evaluation review.
•	Review periodically with the CEO the performance of each of the other Executive Officers in light of their goals and objectives and approve the salary and other compensation of each such Executive Officer based on that evaluation.
•	Determine the amount and other material terms of individual awards to be made to Executive Officers under the Company’s short-term incentive compensation plans and long-term incentive compensation plans.
•	Review and approve, as appropriate, recommendations regarding retirement income and other deferred benefit plans applicable to Executive Officers.
•	Review and approve, as appropriate, recommendations of the CEO regarding new Executive Committee positions before the job is filled.
•	Review and approve any employment agreements, change-in-control arrangements, severance arrangements or special or supplemental employee benefits, and any amendments to any of the foregoing, applicable to Executive Officers.

2. With respect to incentive compensation and equity plans:

•	Review and approve performance goals and objectives, threshold and maximum awards and maximum aggregate funding for the Company’s short-term incentive compensation plans.
•	Administer and interpret the equity compensation plan and other long-term compensation plans and programs.
•	Initiate studies of new executive compensation plans and of existing plans, as appropriate, and monitor overall levels of share usage, dilution and cost attributable to equity compensation plans.
•	Review and approve the creation or revision of any clawback policy allowing the Company to recoup compensation paid to employees.
•	Consider the risks arising from the Company’s compensation plans, policies and practices in the course of performing its duties and responsibilities, and periodically evaluate, or oversee the evaluation of, the risks arising from the Company’s compensation practices and policies.

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3. With respect to benefit, health and welfare, and retirement plans:

•	Review and adopt or terminate benefit, health and welfare, and retirement plans and make any amendments thereto (exercising this authority as a plan sponsor, not an administrator, on behalf of the Company for ERISA plans), except to the extent that the Employee Benefits Committee has been delegated authority. The administration of the Company’s tax-qualified retirement plans such as pension and 401(k) plans, along with health and welfare plans, is the responsibility of the Employee Benefits Committee, with the exception of certain non-ERISA executive health and welfare plans.

4. With respect to director compensation:

•	Annually review the form and amount of compensation of directors and the principles upon which such compensation is determined and make any recommendations to the Board regarding such compensation.

5. With respect to succession:

•	In conjunction with the Board, oversee the management development and succession planning process (including succession planning for emergencies) for the CEO and the CEO’s executive direct reports.

6. With respect to executive compensation and related disclosures:

•	Review and discuss with management the Company’s Compensation Discussion and Analysis and compensation-related disclosures required to be included in the Company’s annual report and proxy statement in accordance with applicable rules and regulations.
•	Recommend to the Board based on the review and discussions whether the Compensation Discussion and Analysis should be included in the annual report and proxy statement. • Prepare the compensation committee report required to be included in the Company’s annual report and proxy statement in accordance with applicable rules and regulations.
•	Determine annually if any conflicts of interest exist on the part of any executive compensation consultants retained by the Committee, and if so, ensure disclosure of such conflicts, including the nature of the conflict and how it was addressed, in the Company’s proxy statement.

IV. Other Responsibilities

Perform any other activities consistent with this charter, the Company’s bylaws, and governing laws that the Board or Committee determines are necessary or appropriate.

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V. Application of Rules to a Controlled Company

1. Definition

A Controlled Company is a Company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company.

2. Exemptions Afforded to a Controlled Company

A Controlled Company is exempt from the requirements of Rules 5605(b), (d) and (e), except for the requirements of subsection (b)(2) which pertain to executive sessions of Independent Directors. A Controlled Company, other than a Foreign Private Issuer, relying upon this exemption must comply with the disclosure requirements set forth in Instruction 1 to Item 407(a) of Regulation S-K. A Foreign Private Issuer must disclose in its next annual report (e.g., Form 20-F or 40-F) that it is a Controlled Company and the basis for that determination.

3. Phase-In Schedule for a Company Ceasing to be a Controlled Company

A Company that has ceased to be a Controlled Company within the meaning of Rule 5615(c)(1) shall be permitted to phase-in its independent nomination and compensation committees and majority independent board on the same schedule as Companies listing in conjunction with their initial public offering. It should be noted, however, that a Company that has ceased to be a Controlled Company within the meaning of Rule 5615(c)(1) must comply with the audit committee requirements of Rule 5605(c) as of the date it ceased to be a Controlled Company. Furthermore, the executive sessions requirement of Rule 5605(b)(2) applies to Controlled Companies as of the date of listing and continues to apply after it ceases to be controlled.

IM-5615-5. Controlled Company Exemption

This exemption recognizes that majority Shareholders, including parent companies, have the right to select directors and control certain key decisions, such as executive officer compensation, by virtue of their ownership rights. In order for a group to exist for purposes of this rule, the Shareholders must have publicly filed a notice that they are acting as a group (e.g., a Schedule 13D). A Controlled Company not relying upon this exemption need not provide any special disclosures about its controlled status. It should be emphasized that this controlled company exemption does not extend to the audit committee requirements under Rule 5605(c) or the requirement for executive sessions of Independent Directors under Rule 5605(b)(2).

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Nomination Committee Charter November 15, 2022

I. Purpose and Authority

The Nomination Committee (the “Committee”) is established by and among the Board of Directors (the “Board”) for the purposes of assisting the Board in:

•	Identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recruiting them for membership on the Board.
•	Recommending to the Board individuals to be selected as the Company’s director candidates for election at annual meetings of stockholders and any individuals to be elected by a majority of the Board between annual meetings.

The Committee shall report regularly to the Board regarding the execution of its duties and responsibilities.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws (as in effect from time to time) and applicable law.

The company will provide appropriate funding, as determined by the Committee, for any advisers that the Committee chooses to engage, and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

This Charter shall be reviewed at least annually and recommend any necessary amendments to the Board The Committee may delegate any of its duties and responsibilities to subcommittees, as the Committee may deem appropriate. The decisions made pursuant to any such delegated authority shall be reported to the full Committee at its next scheduled meeting.

II. Composition and Meetings

The Committee will comprise at least two directors as determined by the Board.

Committee members will be appointed by the Board at the annual organizational meeting of the Board to serve until their successors are elected. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote.

Each Committee member will meet the applicable standards of independence and the determination of independence will be made by the Board and as defined by applicable standards listing. At least 2 two members of the Committee must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At least two members of the Committee must qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.

The Committee will provide its members with annual continuing education opportunities in leadership development and other areas relevant to the Committee.

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The Board will determine that a director‘s simultaneous service on multiple committees will not impair the ability of such member to serve on the Committee. The Committee will meet at least annually, or more frequently as circumstances dictate. The Committee chairman will approve the agenda for the Committee’s meetings and any member may suggest items for consideration. Briefing materials will be provided to the Committee as far in advance of meetings as practicable.

Each regularly scheduled meeting will conclude with an executive session of the Committee absent members of management.

III. Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

1. Develop and recommend to the Board criteria for membership on the Board and review these criteria periodically.

2. Identify, review and evaluate the qualifications of candidates for membership on the Board and recommend annually to the Board the Company’s slate of candidates to be proposed for election or re election to the Board.

3. Engage in succession planning for the Board and key leadership roles on the Board and its committees.

4. Recommend to the Board policies related to tenure as a director, such as the retirement policy for directors.

5. Oversee director orientation and continuing education.

6. Make recommendations to the Board with respect to director independence and qualification determinations and evaluate director notices of possible additional outside board or audit committee service.

7. Consider stockholder recommendations of candidates for Board membership and establish procedures for the consideration of Board candidates recommended for the Committee’s consideration by the Company’s stockholders.

8. Recommend to the Board individuals for election to the Board as necessary between annual stockholders’ meetings, including to fill vacancies and newly created directorships.

9. Review any offers of resignation made by directors and recommend whether to accept or reject the offer of resignation of any director who submitted his or her offer of resignation as a director pursuant to the Company’s governance practices.

10. Periodically review the Company’s diversity programs and key metrics.

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IV. Other Responsibilities

Perform any other activities consistent with this charter, the Company’s bylaws, and governing laws that the Board or Committee determines are necessary or appropriate.

V. Application of Rules to a Controlled Company

1. Definition

A Controlled Company is a Company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company.

2. Exemptions Afforded to a Controlled Company

A Controlled Company is exempt from the requirements of Rules 5605(b), (d) and (e), except for the requirements of subsection (b)(2) which pertain to executive sessions of Independent Directors. A Controlled Company, other than a Foreign Private Issuer, relying upon this exemption must comply with the disclosure requirements set forth in Instruction 1 to Item 407(a) of Regulation S-K. A Foreign Private Issuer must disclose in its next annual report (e.g., Form 20-F or 40-F) that it is a Controlled Company and the basis for that determination.

4. Phase-In Schedule for a Company Ceasing to be a Controlled Company

A Company that has ceased to be a Controlled Company within the meaning of Rule 5615(c)(1) shall be permitted to phase-in its independent nomination and compensation committees and majority independent board on the same schedule as Companies listing in conjunction with their initial public offering. It should be noted, however, that a Company that has ceased to be a Controlled Company within the meaning of Rule 5615(c)(1) must comply with the audit committee requirements of Rule 5605(c) as of the date it ceased to be a Controlled Company. Furthermore, the executive sessions requirement of Rule 5605(b)(2) applies to Controlled Companies as of the date of listing and continues to apply after it ceases to be controlled.

IM-5615-5. Controlled Company Exemption

This exemption recognizes that majority Shareholders, including parent companies, have the right to select directors and control certain key decisions, such as executive officer compensation, by virtue of their ownership rights. In order for a group to exist for purposes of this rule, the Shareholders must have publicly filed a notice that they are acting as a group (e.g., a Schedule 13D). A Controlled Company not relying upon this exemption need not provide any special disclosures about its controlled status. It should be emphasized that this controlled company exemption does not extend to the audit committee requirements under Rule 5605(c) or the requirement for executive sessions of Independent Directors under Rule 5605(b)(2).

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Governance Committee Charter November 15, 2022

I. Purpose and Authority

The Governance Committee (the “Committee”) is established by and among the Board of Directors (the “Board”) for the purposes of assisting the Board in:

•	Reviewing and recommending to the Board changes in the Board’s Corporate Governance Guidelines.
•	Performing a leadership role in shaping the Board’s corporate governance and overseeing the evaluation of the Board and its committees.

The Committee shall report regularly to the Board regarding the execution of its duties and responsibilities.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws (as in effect from time to time) and applicable law.

The Committee should encourage continuous improvement. The Committee has the authority to conduct investigations into any matters within its scope of responsibility and obtain advice and assistance from outside legal, accounting, or other advisers when necessary to perform its duties and responsibilities [Rule 10A-3(b)(4) of the Exchange Act and NASDAQ Corporate Governance Rule 5605(c)(3)].

In carrying out its duties and responsibilities, the Committee has the authority to engage outside legal, accounting, or other advisers [Rule 10A-3(b)(4) of the Exchange Act and NASDAQ Corporate Governance Rule 5605(c)(3)], and to seek any information it requires from employees, officers, and directors.

The company will provide appropriate funding, as determined by the Committee, for any advisers that the Committee chooses to engage, and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. [Rule 10A-3(b)(5) of the Exchange Act and NASDAQ Corporate Governance Rule 5605(c)(3)].

This Charter shall be reviewed at least annually and recommend any necessary amendments to the Board [NASDAQ Corporate Governance Rule 5605(c)(1)]. The Committee shall also conduct an annual evaluation of its performance relative to the purpose, duties and responsibilities described herein. The Committee may delegate any of its duties and responsibilities to subcommittees, as the Committee may deem appropriate. The decisions made pursuant to any such delegated authority shall be reported to the full Committee at its next scheduled meeting.

II. Composition and Meetings

The Committee will comprise at least three directors as determined by the Board [NASDAQ Corporate Governance Rule 5605(c)(2)(A)].

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Committee members will be appointed by the Board at the annual organizational meeting of the Board to serve until their successors are elected. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote.

At least one Committee member will meet the applicable standards of independence and the determination of independence will be made by the Board and as defined by applicable standards listing. At least one member of the Committee must qualify as “non-employee directors” and at least one members of the Committee must qualify as “outside directors”.

The Committee will provide its members with annual continuing education opportunities in leadership development and other areas relevant to the Committee.

The Board will determine that a director‘s simultaneous service on multiple committees will not impair the ability of such member to serve on the Committee. The Committee will meet at least annually, or more frequently as circumstances dictate. The Committee chairman will approve the agenda for the Committee’s meetings and any member may suggest items for consideration. Briefing materials will be provided to the Committee as far in advance of meetings as practicable.

III. Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

1. Oversee the evaluation of the overall performance of the Board, its committees, and individual directors.

2. Recommend to the Board policies regarding the composition, size and structure of the Board and annually examine the overall composition of the Board to assess the skills and characteristics that are currently represented on the Board, and in incumbent Board members, as well as the skills and characteristics that the Board may find valuable in the future in light of the Company’s strategy and anticipated business needs.

3. Annually review the Board’s leadership structure and recommend changes to the Board as appropriate.

4. Recommend to the Board the general policies regarding the structure, function and composition of Board committees, consider rotating directors among the committees and, each year, recommend specific assignments of individual directors to these committees, including the selection of committee chairs.

5. Review and make recommendations to the Board regarding stockholder proposals.

6. Review and assess the channels through which the Board receives information.

7. Review the Company’s director and officer insurance program and other key insurance policy coverage.

IV. Other Responsibilities

Perform any other activities consistent with this charter, the Company’s bylaws, and governing laws that the Board or Committee determines are necessary or appropriate.

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V. Application of Rules to a Controlled Company

1. Definition

A Controlled Company is a Company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company.

2. Exemptions Afforded to a Controlled Company

A Controlled Company is exempt from the requirements of Rules 5605(b), (d) and (e), except for the requirements of subsection (b)(2) which pertain to executive sessions of Independent Directors. A Controlled Company, other than a Foreign Private Issuer, relying upon this exemption must comply with the disclosure requirements set forth in Instruction 1 to Item 407(a) of Regulation S-K. A Foreign Private Issuer must disclose in its next annual report (e.g., Form 20-F or 40-F) that it is a Controlled Company and the basis for that determination.

5. Phase-In Schedule for a Company Ceasing to be a Controlled Company

A Company that has ceased to be a Controlled Company within the meaning of Rule 5615(c)(1) shall be permitted to phase-in its independent nomination and compensation committees and majority independent board on the same schedule as Companies listing in conjunction with their initial public offering. It should be noted, however, that a Company that has ceased to be a Controlled Company within the meaning of Rule 5615(c)(1) must comply with the audit committee requirements of Rule 5605(c) as of the date it ceased to be a Controlled Company. Furthermore, the executive sessions requirement of Rule 5605(b)(2) applies to Controlled Companies as of the date of listing and continues to apply after it ceases to be controlled.

IM-5615-5. Controlled Company Exemption

This exemption recognizes that majority Shareholders, including parent companies, have the right to select directors and control certain key decisions, such as executive officer compensation, by virtue of their ownership rights. In order for a group to exist for purposes of this rule, the Shareholders must have publicly filed a notice that they are acting as a group (e.g., a Schedule 13D). A Controlled Company not relying upon this exemption need not provide any special disclosures about its controlled status. It should be emphasized that this controlled company exemption does not extend to the audit committee requirements under Rule 5605(c) or the requirement for executive sessions of Independent Directors under Rule 5605(b)(2).

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Exhibit 2 – ISI 2022 Stock Incentive Plan

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ISI 2022 STOCK INCENTIVE PLAN

As adopted by the Board of Directors on __________ __, 2022 (i.e., the Effective Date) As approved by the shareholders on ________ __, 2022

ARTICLE 1

PURPOSES OF THE PLAN

1.1 Purposes. The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2

DEFINITIONS

For purposes of this Plan, terms not otherwise defined herein will have the meanings indicated below:

2.1 “Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

2.2 “Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, or Restricted Stock Unit.

2.3 “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

2.4 “Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

2.5 “Board” means the Board of Directors of the Company.

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2.6 “Cause” means termination of Service because of (a) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate of the Company, the Participant’s conviction for or guilty plea to a felony or a crime involving moral turpitude or any willful perpetration by the Participant of a common law fraud; (b) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company; (c) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent, Subsidiary or Affiliate of the Company and the Participant regarding the terms of the Participant’s Service, including the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Officer, Director, Non-Employee Director or Consultant of the Company or a Parent, Subsidiary or Affiliate of the Company, other than as a result of having a Disability or a breach of any applicable invention assignment, confidentiality agreement, non-compete agreement, non-solicitation agreement, or similar agreement between the Company or a Parent, Subsidiary or Affiliate of the Company and the Participant; (d) Participant’s disregard of the policies of the Company or any Parent, Subsidiary or Affiliate of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate of the Company or (e) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of or is otherwise materially injurious to the Company or a Parent, Subsidiary or Affiliate of the Company. The determination as to whether a Participant’s actions constitute Cause will be made in good faith by the Company and will be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 13.12, and the term “Company” will be interpreted to include any Affiliate, Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 2.6.

2.7 “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

2.8 “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan or part of the Plan has been delegated as permitted by law.

2.9 “Common Stock” means the Common Stock of the Company.

2.10 “Company” means Internet Sciences, Inc. or any successor corporation.

2.11 “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

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2.12 “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities; provided, however, that for purposes of this clause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by member of the Board whose appointment or election is not endorsed by as majority of the members of the Board prior to the date of the appointment or election; provided, however, that for purposes of this clause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

2.13 “Director” means a member of the Board.

2.14 “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

2.15 “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends in amounts equal equivalent to cash, stock or other property dividends for each Share represented by an Award held by such Participant.

2.16 “Effective Date” means the date on which the Plan is adopted by the Board of Directors.

2.17 “Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19 “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, canceled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the exercise price of an outstanding Award is increased or reduced.

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2.20 “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

2.21 “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows: (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable or (c) if none of the foregoing is applicable, by the Board or the Committee in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code.

2.22 “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

2.23 “IRS” means the United States Internal Revenue Service.

2.24 “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

2.25 “Option” means an award of an option to purchase Shares pursuant to Article 4 or Article 10.

2.26 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.27 “Participant” means a person who holds an Award under this Plan.

2.28 “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

2.29 “Plan” means this Internet Sciences, Inc. 2022 Stock Incentive Plan.

2.30 “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

2.31 “Restricted Stock Award” means an award of Shares pursuant to Article 5 or issued pursuant to the early exercise of an Option.

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2.32 “Restricted Stock Unit” means an Award granted pursuant to Article 8.

2.33 “SEC” means the United States Securities and Exchange Commission.

2.34 “Securities Act” means the United States Securities Act of 1933, as amended.

2.35 “Service” means service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave; (b) military leave or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration of such leave is guaranteed by contract or statute or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee will have terminated employment as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor will not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.

2.36 “Shares” means shares of the Company’s Common Stock and the common stock of any successor entity.

2.37 “Stock Appreciation Right” means an Award granted pursuant to Article 7 or Article 10. 2.38 “Stock Bonus” means an Award granted pursuant to Article 6 or Article 10.

2.39 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.40 “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

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2.41 “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

ARTICLE 3

PLAN SHARES

3.1 Number of Shares Available. Subject to Sections 3.4 and 3.6 and Article 12 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 1,000,000 Shares.

3.2 Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.

3.3 Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

3.4 Limitations; Eligibility. No more than 1,000,000 Shares will be issued pursuant to the exercise of ISOs. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to receive an Award or Awards for more than 100,000 Shares in any calendar year under this Plan except that new Employees of the Company or of a Parent or Subsidiary of the Company are eligible to be granted up to a maximum of an Award or Awards for 100,000 Shares in the calendar year in which they commence their employment.

3.5 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend) recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in the capital structure of the Company, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 3.1; (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs; (c) the number of Shares subject to other outstanding Awards; (d) the maximum number of shares that may be issued as ISOs or other Awards set forth in Section 3.4; (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3.4 and (f) the number of Shares that may be granted as Awards to Non-Employee Directors as set forth in Article 10, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws, provided that fractions of a Share will not be issued.

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ARTICLE 4

OPTIONS

4.1 Options. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this Section 4.1.

4.2 Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

4.3 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

4.4 Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

4.5 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 13.1 and the Award Agreement and in accordance with any procedures established by the Company.

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4.6 Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third party administrator) and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 3.6. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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4.7 Termination of Service. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative or authorized assignee no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant is terminated for Cause, then Participant’s Options will expire on such Participant’s date of termination of Service or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

4.8 Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

4.9 Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 4.9, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

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4.10 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options (but not beyond their original term) and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 13.9, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

4.11 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

ARTICLE 5

RESTRICTED STOCK AWARDS

5.1 Restricted Stock Awards. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price (if any), the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

5.2 Restricted Stock Purchase Agreement. All Restricted Stock Awards will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price (if any), within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

5.3 Purchase Price. The Purchase Price (if any) for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price (if any) must be made in accordance with Section 13.1, the Award Agreement and any procedures established by the Company.

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5.4 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

5.5 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 6

STOCK BONUS AWARDS

6.1 Stock Bonus Awards. A Stock Bonus Award is an award to an eligible Employee, Consultant or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards will be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

6.2 Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals (if any) and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

6.3 Form of Payment to Participant. Payment may be made in the form of cash, whole Shares or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

6.4 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

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ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1 Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.

7.2 Terms of SARs. The Committee will determine the terms of each SAR including: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

7.3 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 4.7 also will apply to SARs.

7.4 Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

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7.5 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 8

RESTRICTED STOCK UNITS

8.1 Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant or Director covering a number of Shares that may be settled in cash and/or by issuance of Shares (which may consist of Restricted Stock). All RSUs will be made pursuant to an Award Agreement.

8.2 Terms of RSUs. The Committee will determine the terms of an RSU including: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the amount (including any minimum amount), nature (which may include cash, Shares or a combination of both) and valuation of the consideration to be paid or distributed on settlement; (d) the effect of the Participant’s termination of Service on each RSU; and (e) such other terms as the Committee may determine. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

8.3 Form and Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

8.4 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

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ARTICLE 9

PERFORMANCE AWARDS

9.1 Performance Awards. A Performance Award is an award to an eligible Employee, Consultant or Director of a cash bonus or an award of Performance Shares denominated in Shares that may be settled in cash or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Awards will be made pursuant to an Award Agreement.

9.2 Terms of Performance Shares. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that will determine the time and extent to which each Performance Award will be settled; (d) the consideration to be distributed on settlement and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used and (z) determine the number of Shares deemed subject to the award of Performance Shares. Prior to settlement the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

9.3 Value, Earning and Timing of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

9.4 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

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ARTICLE 10

GRANTS TO NON-EMPLOYEE DIRECTORS

10.1 Grants To Non-Employee Directors. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Article 10 may be automatically made pursuant to policy adopted by the Board or made from time to time as determined in the discretion of the Board. The aggregate number of Shares subject to Awards granted to a Non Employee Director pursuant to this Article 10 250,000 in total and in any calendar year will not exceed 100,000.

10.2 Eligibility. Awards pursuant to this Article 10 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Article 10.

10.3 Vesting, Exercisability and Settlement. Except as set forth in Article 12, Awards will vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

10.4 Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards will be issued under the Plan. An election under this Section 10.4 will be filed with the Company on the form prescribed by the Company.

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ARTICLE 11

ADMINISTRATION OF THE PLAN

11.1 Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to: (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan; (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award; (c) select persons to receive Awards; (d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine; (e) determine the number of Shares or other consideration subject to Awards; (f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary; (g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of or as alternatives to other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company; (h) grant waivers of Plan or Award conditions; (i) determine the vesting, exercisability and payment of Awards; (j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement; (k) determine whether an Award has been earned; (l) institute any Exchange Program and determine the terms and conditions thereof; (m) reduce or waive any criteria with respect to Performance Factors; (n) adjust Performance Factors in accordance with Section 11.3; (o) adopt terms and conditions, rules and procedures (including the adoption of any sub-plan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States; (p) make all other determinations necessary or advisable for the administration of this Plan and (q) delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law.

11.2 Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.

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11.3 Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

11.4 Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such sub-plans and/or modifications will be attached to this Plan as appendices); provided, however, that no such sub-plans and/or modifications will increase the share limitations contained in Section 3.5 hereof and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.

ARTICLE 12

CORPORATE TRANSACTIONS

12.1 Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participants in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

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12.2 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan (“Substitute Awards”). Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on grants to a Participant under Section 3.4, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

12.3 Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

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ARTICLE 13

MISCELLANEOUS

13.1 Payment For Share Purchases. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement): (a) by cancellation of indebtedness of the Company to the Participant; (b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled; (c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company; (d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan; (e) by any combination of the foregoing or (f) by any other method of payment as is permitted by applicable law.

13.2 Withholding Taxes. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or the applicable tax event occurs, the Company may require the Participant to remit to the Company or to the Parent or Subsidiary employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax or social insurance requirements or any other tax liability legally due from the Participant. The Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by paying cash, electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company.

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13.3 Transferability. Unless determined otherwise by the Committee or pursuant to Section 13.4, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by (i) the Participant or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees and (c) in the case of all awards except ISOs, by a Permitted Transferee.

13.4 Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee will have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 13.4 and will have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including the authority to (a) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award; (b) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company or its Parent or any Subsidiary; (c) amend the permissible payment methods with respect to the exercise or purchase of any such Award; (d) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award and (e) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

13.5 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 13.6.

13.6 Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

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13.7 Certificates. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

13.8 Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

13.9 Repricing; Exchange and Buyout of Awards. Without prior stockholder approval the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing) and (b) with the consent of the respective Participants (unless not required pursuant to Section 4.10), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

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13.10 Deferrals. The Committee may determine that the delivery of Shares, payment of cash or a combination thereof upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made only in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Committee may provide for distributions while a Participant is providing Services to the Company or any Parent or Subsidiary.

13.11 Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

13.12 No Obligation To Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of or to continue any other relationship with the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.

13.13 Adoption and Stockholder Approval. This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

13.14 Term of Plan; Governing Law. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).

13.15 Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted.

13.16 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

13.17 Insider Trading Policy. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

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13.18 All Awards Subject to Company Clawback or Recoupment Policy. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

13.19 Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A) that are otherwise required to be made under the Plan or any Award Agreement to a “specified employee” (as defined under Section 409A) as a result of his or her “separation from service” (as defined below) (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such “separation from service” and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period (or, if earlier, within 10 business days following the date of death of the specified employee) or as soon as administratively practicable within 60 days thereafter, but in no event later than the end of the applicable taxable year. A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of continuous Service” or like terms shall mean “separation from service.”

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

ATTEND THE TELEPHONIC MEETING on December 22, 2022 at 11:00 a.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting

Please detach at perforation before mailing.

INTERNET SCIENCES INC. PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 22, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNET SCIENCES INC. The undersigned Shareholder of Internet Sciences, Inc (also referred  to as “ISI” or the “Company”), hereby appoints Lynda Chervil and Jeffrey Engelsman, or any of them, as proxies for the undersigned, with full power of substitution in each of them,  to attend the Annual Meeting of Shareholders (the “Meeting”) to be held by audio teleconference only on December 22, 2022, at 11:00 A.M., Eastern Time, and at any adjournments  or postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before  the annual meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying proxy statement, which is hereby  incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

When properly executed, this proxy will be voted as specified by the undersigned Shareholder.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

ISI_33074_111622

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held by audio teleconference only on December 22, 2022. The Notice of Annual Meeting of Shareholders and Proxy Statement for this meeting are available at: https://www.proxy-direct.com/ins-33074

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals The Board of Directors recommends a vote “FOR” any (9) of the Nominees in Proposal 1 and “FOR” Proposals 2, 3, 4 ,5, 6, 7 and 8.

1. Election of Directors:

	FOR	WITHHOLD		FOR	WITHHOLD		FOR	WITHHOLD
01. Lynda Chervil	☐	☐	02. Mark T. Maybury	☐	☐	03. Lisa Bonalle-Hannan	☐	☐
04. Willard C. McNitt	☐	☐	05. Mark Deutsch	☐	☐	06. Vanessa Williams	☐	☐
07. Michael Kahn	☐	☐	08. Ken Sanders	☐	☐	09. Dr. Lisa Johnson-Pratt	☐	☐
10. Jeffrey A. Engelsman	☐	☐

	FOR	AGAINST	ABSTAIN
2. To Ratify the Appointment of the Independent Registered Accounting Firm.	☐	☐	☐
3. To Increase the Number of Board of Directors from Seven to Nine.	☐	☐	☐
4. To Ratify the Board’s Prior Increase of the Board Size from Four to Seven.	☐	☐	☐
5. To Amend the Bylaws of the Company to Allow for Removal of Directors With or Without Cause.	☐	☐	☐
6. To Approve Management’s Proposal on an Executive Compensation (Say On Pay).	☐	☐	☐
7. To Approve the Board’s Committee Charters.	☐	☐	☐
8. To Approve the ISI 2022 Stock Incentive Plan.	☐	☐	☐

B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	ISI 33074	xxxxxxxx

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